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                                                                  Exhibit 10.14C

                                 FIRST AMENDMENT
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  FIRST AMENDMENT (this "Amendment"), dated as of April 21, 1998, to the Amended
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and Restated Credit Agreement, dated as of March 10, 1998 (as the same is being and may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PAMECO CORPORATION, a Georgia corporation
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(the "Company"), the lenders parties thereto (together with their respective
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successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL
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CORPORATION, a New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
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                                 W I T N E S S E T H :
                                 -------------------

  WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

  WHEREAS, the Agent and the Lenders have agreed to such waivers and amendments only upon the terms and subject to the conditions set forth herein;

  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

  1.  Defined Terms.  Terms defined in the Credit Agreement are used herein with
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the meanings set forth in the Credit Agreement unless otherwise defined herein.

  2.  Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is hereby
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amended by deleting therefrom the definitions of the following defined terms in their respective entireties and inserting in lieu thereof the following new definitions:

     "Interest Payment Date" shall mean (a) as to any Index Rate Loan, Revolving
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  Credit Loan or Swingline Loan, the first Business Day of each April, July,
  October and January (commencing on April 1, 1998) to occur while such Loan is outstanding and (b) as to any Eurodollar Loan (other than a Revolving Credit Loan or Swingline Loan), one Business Day after the last day of the Interest Period for such Loan.

     "One Month Eurodollar Rate" with respect to each day during each Interest
      -------------------------
  Period of one calendar month pertaining to a Swingline Loan or a Revolving Credit Loan, shall mean a rate per annum determined for such day equal to the sum of (a) the Eurodollar Assessment Rate at such time and (b) the quotient of the Eurodollar Base Rate for such Interest Period divided by (x) one hundred
                                                    ----------
  percent minus (y) the Eurocurrency Reserve Requirements (rounded upward to the
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  nearest 1/16th of 1%).
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  3.  Amendment of Section 3.1.  Section 3.1 of the Credit Agreement is hereby
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amended by deleting paragraph (b) thereof in its entirety.

  4.  Amendment of Section 3.2.  Section 3.2 of the Credit Agreement is hereby
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amended by deleting the second sentence therefrom and substituting therefor the following:

             "Each Revolving Credit Lender is hereby authorized to record the date and amount of each Revolving Credit Loan made by such Lender, each continuation thereof, and the date and amount of each Revolving Credit Loan payment or prepayment of principal thereof on the schedule annexed to and constituting a part of its Revolving Credit Note (or any continuation thereof), and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such recordation or any error in such recordation shall not affect the Company's obligation to repay the Revolving Credit Loans."

  5.  Amendment of Section 3.3.  Section 3.3 of the Credit Agreement is hereby
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amended by deleting it in its entirety and substituting therefor the following:

     "3.3 Procedure for Revolving Credit Borrowings.  The Company may request a
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          borrowing under the Revolving Credit Commitments during the Revolving
          Credit Commitment Period on any Business Day by giving irrevocable telephonic notice to the Agent, promptly confirmed in writing (which telephonic notice must be received by the Agent prior to 11:00 A.M., New York City time, on the requested Borrowing Date), specifying (i) the aggregate principal amount to be borrowed and (ii) the requested Borrowing Date; provided that the procedures for the initial borrowing
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          of Revolving Credit Loans to be made on the Effective Date may be such other procedures as are mutually satisfactory to the Company, the Agent and the Lenders. Any written confirmation of a telephonic notice of borrowing of Revolving Credit Loans shall be given in the form of Exhibit H. Upon receipt of any such notice from the Company, the Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each such borrowing available to the Agent for the account of the Company prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Company, at the Agent's depositary bank as designated by the Agent from time to time for deposit in the Agent's depositary account, in immediately available funds. The Agent shall then make such borrowing available to the Company by wiring to a financial institution designated by the Company the aggregate of the amounts made available to the Agent by the Revolving Credit Lenders and in like funds as received by the Agent."

  6.  Amendment of Section 4.1.  Section 4.1 of the Credit Agreement is hereby
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amended by deleting the last sentence thereof in its entirety and substituting therefor the following:

             "The Company shall repay each Swingline Loan not later than the Wednesday following the respective Swingline Borrowing, provided that should such Wednesday not be a Business Day, then the Company shall repay such Swingline Loan not later than the next subsequent Business Day."

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  7.  Amendment of Section 6.3.  Section 6.3 of the Credit Agreement is hereby
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amended by deleting paragraphs (a), (b) and (c) in their respective entireties and substituting therefor the following:

  "(a) Each Term Loan that is a Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable
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        Margin.

  (b) Each Term Loan that is an Index Rate Loan shall bear interest at a rate per annum equal to the Index Rate plus the Applicable Margin.
                                          ----

  (c) Each Revolving Credit Loan and Swingline Loan shall bear interest for each day it is outstanding at a rate per annum equal to the One Month Eurodollar Rate in effect for the relevant month plus the Applicable
                                                         ----
        Margin then applicable to Revolving Credit Loans. The One Month Eurodollar Rate shall be calculated for such calendar month in the manner determined in the definition thereof and in the definition of Eurodollar Base Rate and shall, except as provided in paragraph (d) below, be applicable to the aggregate outstanding balance of Revolving Credit Loans and Swingline Loans for each day in the calendar month for which such rate is calculated."

  8.  Amendment of Section 13.1.  Section 13.1 of the Credit Agreement is hereby
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amended by deleting from paragraph (b) thereof the following:  ", except that any Commitment of GE Capital may be changed by GE Capital and the Company".

  9.  Amendment to Annex A.  Annex A to the Credit Agreement is hereby amended
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by deleting the grid therein in its entirety and substituting therefor the grid indicated in Annex A to this Amendment.

  10.  Amendment to Exhibit A-3.  Exhibit A-3 to the Credit Agreement is hereby
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amended by deleting such Exhibit in its entirety and substituting therefor the new Exhibit A-3 attached hereto as Annex B.

  11.  Company Representations and Warranties.  The Company represents and
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warrants that:

  (a) this Amendment has been duly authorized, executed and delivered by the Company;

  (b) each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company;

  (c) each of the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct as of the Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment and references to the "Notes" in the Credit Agreement shall be deemed references to the Promissory Notes dated March 10, 1998 made by the Company in favor of General Electric Capital Corporation; and

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  (d)  after giving effect to this Amendment, there does not exist any Default or Event of Default.

  12.  Conditions to Effectiveness.  This Amendment shall become effective (the
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       actual date of such effectiveness, the "Amendment Effective Date") as of the date first above written when counterparts hereof shall have been duly executed and delivered by each of the parties hereto and acknowledged by Pameco Investment Company, Inc.

  13.  Continuing Effects.  Except as expressly waived hereby, the Credit
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       Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

  14.  Expenses.  The Company agrees to pay and reimburse the Agent for all of
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       its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

  15.  Counterparts.  This Amendment may be executed on any number of separate
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       counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

  16.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
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       INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                              PAMECO CORPORATION


                              By ________________________
                                Title:


                              GENERAL ELECTRIC CAPITAL
                                CORPORATION, as Agent
                                and as a Lender


                              By  _______________________
                                 Title:


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